UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2019

 Wesco Aircraft Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford
Valencia, California 91355
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As disclosed below in Item 5.07 of this Current Report on Form 8-K, at the 2019 annual meeting of stockholders of Wesco Aircraft Holdings, Inc. (the “Company”) held on January 24, 2019 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Amendment”) to the Wesco Aircraft Holdings, Inc. 2014 Incentive Award Plan (the “Plan”).

The Amendment increases the number of shares authorized for issuance under the Plan by 5,000,000, bringing the total number of shares authorized for issuance under the Plan after September 30, 2014 from 7,000,819 to 12,000,819.  No other changes were made to the Plan.

Additional details regarding the Plan and the Amendment are included in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2018 and is available on the SEC’s website at www.sec.gov.  The foregoing descriptions of the Plan and the Amendment are qualified by reference to the full text of the Plan and the Amendment, which are included as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On January 24, 2019, the Company held the Annual Meeting.

(b) At the Annual Meeting, the Company’s stockholders considered and voted upon the following proposals:

1.
The election of three directors (Paul E. Fulchino, Scott E. Kuechle and Robert D. Paulson) to serve as Class II directors for a term of three years and until their successors are duly elected and qualified;

2.	The approval, by a non-binding advisory vote, of the Company’s executive compensation;

3.	The approval of the Amendment; and

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2019 (“fiscal 2019”).

Proposal 1 - Election of Directors

The following table sets forth the number of votes in favor, the number of votes withheld and the number of broker non-votes with respect to Proposal 1, the election of Class II directors:

Director	Votes in Favor	Votes Withheld	Broker Non-Votes
Paul E. Fulchino	85,545,528	4,190,936	2,611,053
Scott E. Kuechle	86,396,352	3,340,112	2,611,053
Robert D. Paulson	85,501,764	4,234,700	2,611,053

Proposal 2 - Approval on an Advisory Basis of the Company’s Executive Compensation

The following table sets forth the number of votes in favor, the number of votes against, the number of abstentions and the number of broker non-votes with respect to Proposal 2, the approval, by a non-binding advisory vote, of the Company’s executive compensation:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
86,014,617	3,662,841	59,006	2,611,053

Proposal 3 - Approval of the Amendment
The following table sets forth the number of votes in favor, the number of votes against, the number of abstentions and the number of broker non-votes with respect to Proposal 3, the approval of the Amendment:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
78,298,948	11,357,790	79,726	2,611,053

Proposal 4 - Ratification of Appointment of Independent Auditors

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to Proposal 4, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2019:

Votes in Favor	Votes Against	Abstentions
89,663,447	2,684,062	8

Item 9.01            Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Wesco Aircraft Holdings, Inc. 2014 Incentive Award Plan (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement dated December 14, 2018 (File No. 001-35253))

10.2
Amendment to the Wesco Aircraft Holdings, Inc. 2014 Incentive Award Plan (incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement dated December 14, 2018 (File No. 001-35253))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO AIRCRAFT HOLDINGS, INC.

Date:	January 25, 2019	By:	/s/ Kerry A. Shiba
Kerry A. Shiba Executive Vice President and Chief Financial Officer